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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2001



                            FIRST INDIANA CORPORATION
             (Exact name of registrant as specified in its charter)


          Indiana                      0-14354                 35-1692825
  (State or jurisdiction of          (Commission             (IRS Employer
incorporation or organization)       File Number)            Identification
                                                                  No.)


 135 N. Pennsylvania Street, Suite 2800
        Indianapolis, Indiana                                  46204
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On January 25, 2001, First Indiana Corporation (First Indiana) announced that its Board of Directors had authorized payment of a quarterly dividend.

     Pursuant to General Instruction F to Form 8-K, the press release issued January 25, 2001 concerning the dividend is incorporated herein by reference and is attached hereto as Exhibit 20.

     On January 25, 2001, First Indiana will provide the investment community historical data which has not yet been publicly released in the form of an oral slide presentation.

     Pursuant to General Instruction F to Form 8-K, the contents of this slide presentation (not previously made public) are incorporated herein by reference and are attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit No.         Exhibit
              -----------         -------

                 20                Press Release dated January 25, 2001

                 20                Contents of slide presentation provided to
                                     investment community on January 25, 2001

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST INDIANA CORPORATION


Date: January 25, 2001                        By:    /s/ Owen B. Melton, Jr.
                                                     ------------------------
                                                         Owen B. Melton, Jr.
                                                         President and Chief
                                                         Operating Officer

N   E   W   S
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[First Indiana Corporation logo]


                                                     January 25, 2001

                                                     Beth Copeland - Media
                                                     (317) 269-1395
                                                     William J. Brunner -
                                                       Shareholders and Analysts
                                                     (317) 269-1614


                                                     FOR IMMEDIATE RELEASE


        First Indiana Corporation Announces 14 Percent Dividend Increase

         (INDIANAPOLIS)--The Board of Directors of First Indiana Corporation has announced an increase in the Corporation's quarterly cash dividend to $.16 from $.14 per share. The dividend will be paid March 15, 2001, to shareholders of record as of March 5, 2001. This is the 56th consecutive quarter First Indiana has paid a cash dividend, and the 10th dividend increase in as many years.
         "This 14 percent dividend increase is an expression of our Board of Directors' confidence in First Indiana's earnings potential for 2001 and beyond," said Robert H. McKinney, Chairman. "In addition, the higher dividend enables us to express our appreciation to our shareholders for their confidence in First Indiana."
         First Indiana Corporation (NASDAQ - FISB) is the largest bank or thrift holding company based in Indianapolis. First Indiana Bank has $2.1 billion in assets and 24 offices in Metropolitan Indianapolis, Franklin, Mooresville, Pendleton, Rushville, and Westfield. In addition to its retail banking operations, First Indiana has construction and consumer loan offices throughout Indiana and
                                     -more-
in Arizona, Florida, Illinois, North Carolina, Oregon, and Ohio. The Bank also originates consumer loans in 46 states through a national network. Through Somerset Financial Services and FirstTrust Indiana, First Indiana offers a full array of tax planning, consulting, wealth management, and investment advisory and trust services. Information about First Indiana is available on the Internet at www.firstindiana.com, which is not part of this news release.
         Statements contained in this news release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) which involve significant risks and uncertainties. First Indiana intends such forward-looking statements to be covered by the safe harbor provisions in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe-harbor provisions. First Indiana's ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and involves a number of risks and uncertainties. In particular, among the factors that could cause actual results to differ materially are statutory or regulatory changes, significant unanticipated judicial decisions, or substantial changes in financial markets in general or the business and commercial loan market in particular. The fact that there are various risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.

The following information is derived from slides to be used in conjunction with an oral presentation to members of the investment community. The information includes historical data which has not yet been publicly released and which is furnished here pursuant to Regulation FD.

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The following  table reflects annual  revenues of Somerset  Financial  Services,
LLC, a subsidiary of First Indiana:

Dollars in Thousands

1997     $  5,765
1998        6,386
1999        8,362
2000       10,556

All periods include results of Whipple & Company, PC, in order to provide a context for growth of both companies. However, the consolidated financial statements of First Indiana do not include the revenues of Whipple & Company, PC.

2000 information includes both pre- and post-merger revenues.

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The following table shows the percentage change in the loan portfolio of First
Indiana Bank:

Loans                      1990             2000
Residential                64.3%            26.1%
Commercial                  0.2%            17.5%

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The following table reflects revenues from residential originations of First
Indiana Bank:

Dollars in Thousands

1996     $ 345,609
1997       372,695
1998       743,788
1999       491,007
2000        42,821

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The following table reflects business deposits as of December 31 for each of the last five years for First Indiana Bank:

Dollars in Thousands

1996     $ 44,758
1997       54,730
1998       62,548
1999       64,398
2000       83,004

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The following table reflects the percentage increase of household retail deposit accounts of First Indiana Bank since 1991:

Year    Percent
1991      0
1992     25
1993     37
1994     38
1995     44
1996     51
1997     50
1998     61
1999     88
2000     90

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The following table reflects non-interest expense of First Indiana for the last five years:

Dollars in Thousands

1996     $ 47,253
1997       41,104
1998       45,756
1999       51,460
2000       53,728

2000 number includes $2,500 for Somerset Financial Services, LLC.

1999 number excludes sale of Evansville branch.

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The following table sets forth the efficiency ratio of First Indiana:

1996     59.41%
1997     50.76
1998     52.88
1999     54.02
2000     51.96

2000 percentage includes 1.36% for Somerset Financial Services, LLC.